Nationwide Life Insurance Company: • Nationwide Variable Account - 14	Nationwide Life and Annuity Insurance Company: • Nationwide VL Sep Acct – C

Prospectus supplement dated July 31, 2008 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual funds as investment options under your contract.  Effective July 31, 2008, these investment options have changed names as indicated below.

OLD NAME	NEW NAME
W&R Target Funds, Inc. – Growth Portfolio	Ivy Funds Variable Insurance Portfolios, Inc. – Growth
W&R Target Funds, Inc. – Real Estate Securities Portfolio	Ivy Funds Variable Insurance Portfolios, Inc. – Real Estate Securities